FUNDVANTAGE TRUST

POLEN GROWTH FUND

Supplement dated June 11, 2012 to the Prospectus of
Polen Growth Fund (the “Fund”) dated September 1, 2011 (the “Prospectus”)

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Change of Control of Investment Adviser

As part of an estate and business succession plan established by Mr. David Polen, the founder of Polen Capital Management, LLC (“PCM”), the investment adviser to the Fund, Messrs. Dan Davidowitz, Portfolio Manager, and Stan Moss, Chief Executive Officer of PCM, have recently succeeded Mr. Polen as trustees to a trust that holds a 100% voting interest in Polen Capital Management, Inc. (“PCMI”).  PCMI holds a controlling interest in PCM.  Under the Investment Company Act of 1940, this is presumed to represent control of PCM. Because PCMI is the parent corporation of the Fund’s investment adviser, the change of trustee is considered a technical assignment of the Fund’s investment advisory agreement in effect on August 20, 2010. Under the Act, an assignment requires the automatic termination of such agreement, making the approval of a new agreement necessary.

In light of this event, the Fund’s Board has approved an interim investment advisory agreement under which the Fund will be managed by PCM until a new agreement is approved by Fund shareholders. The interim agreement is substantially identical to the terminated agreement (with the exception of different effective and termination dates) and will not result in changes in the management of the Fund, its investment objective, fees or services provided. A new investment advisory agreement, also expected to be substantially identical to the terminated agreement, will be submitted for shareholder approval at a special meeting expected to take place in September 2012.

A discussion regarding the basis for the Board’s approval of the interim and proposed advisory agreements also will be available in the Fund’s report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

Changes to Polen Growth Fund’s Portfolio Management Team

Effective June 6, 2012, Mr. David Polen will no longer serve as a portfolio manager of the Fund. These changes were made because of Mr. Polen’s health issues.  Mr. Polen passed away on June 11, 2012.  The investment management team of the Polen Growth Fund is led by Mr. Dan Davidowitz as the lead portfolio manager responsible for the day-to-day investment activities of the Fund.  Mr. Davidowitz is responsible for the research team consisting of Messrs Damon Ficklin, Todd Morris and Stephen Atkins.  Accordingly, the prospectus is revised as follows:

•                  The Section entitled “Portfolio Managers” on page 3 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

•                  Dan Davidowitz is a Portfolio Manager and Analyst with PCM and has been a member of the team managing the Fund since its inception in 2010.

•                  The Section entitled “Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER

Dan Davidowitz, CFA, Portfolio Manager and Analyst, is a member of the investment team at PCM and joined PCM in 2005 after spending five years as Vice President and Research Analyst at

Osprey Partners Investment Management.  Mr. Davidowitz is responsible for portfolio management and investment analysis for the Fund.  Mr. Davidowitz received his B.S. with high honors in Public Health from Rutgers University and an M.B.A. from the City University of New York, Baruch College Zicklin School of Business.

•                  The Section entitled “Analysts” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

ANALYSTS

Damon Ficklin, Research Analyst, is a member of the investment team at PCM.  Mr. Ficklin joined PCM in 2003 and provides investment analysis for the Fund.  Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

Todd Morris, Research Analyst, is a member of the investment team at PCM.  Mr. Morris joined PCM in 2011 and provides investment analysis for the Fund.  Mr. Morris earned a B.S. in History from the U.S. Naval Academy and an M.B.A. from Columbia Business School.

Stephen Atkins, CFA, Research Analyst, is a member of the investment team at PCM.  Mr. Atkins joined PCM in 2012 and provides investment analysis for the Fund.  Mr. Atkins earned a B.S. in Business Administration from Georgetown University and a General Course degree from the London School of Economics.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

POLEN GROWTH FUND

Supplement dated June 11, 2012 to the Statement of Additional Information of
Polen Growth Fund (the “Fund”) dated September 1, 2011 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

PORTFOLIO MANAGER

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Manager” with respect to the investment professional responsible for the day-to-day management of the Fund, including information regarding:

(i)                                     “Other Accounts Managed.” Other accounts managed by Mr. Davidowitz, who is the portfolio manager and a management team member responsible for the day-to-day management of the Fund as of April 30, 2012;

(ii)                                  “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)                               “Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of April 30, 2012; and

(iv)                              “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of April 30, 2012.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Davidowitz, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2012:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$29	1	$29
Other Accounts:	725	$3,434	1	$7

Material Conflicts of Interest. PCM provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s portfolio manager for management of the Fund. Mr. Davidowitz is an owner of the Adviser and is compensated with a base salary plus a year-end distribution of the Adviser’s net profits determined by his interests in the Adviser. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of a Fund’s portfolio manager is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of April 30, 2012, Mr. Davidowitz beneficially owned $50,001 - $100,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.